                                                                    Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
Careerbuilder, Inc.

We consent to the use of our reports incorporated herein by reference, which report appears in the Amendment No. 4 to the Form S-1 (No.333-73469) of Careerbuilder, Inc. dated May 11, 1999.

KPMG LLP

McLean, VA
May 12, 1999